UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2020

THE CONTAINER STORE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36161	26-0565401
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Freeport Parkway
Coppell, TX 75019
(Address of principal executive offices) (Zip Code)

(972) 538-6000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

Reliance on SEC Relief from Filing Requirements

Due to the global outbreak of the novel coronavirus disease (“COVID-19”), The Container Store Group, Inc. (the “Company”), is filing this Current Report on Form 8-K (the “Form 8-K”) to avail itself of an extension to file its Annual Report on Form 10-K for the year ended March 28, 2020 (the “Report”), originally due on June 11, 2020. The Company expects to file the Report on or before July 11, 2020, and in any case by July 26, 2020, which is 45 days after the original due date of the Report.

The Company is relying on Release No. 34-88465 (the “Order”) issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which allows a registrant to delay the filing of certain reports under the Exchange Act by up to 45 days after the original due date of such report if a registrant is unable to meet the filing deadline due to circumstances related to the COVID-19 pandemic.

The Company is unable to file the Report by its original due date as a result of significant disruptions to its operations caused by the COVID-19 pandemic. In the second half of March 2020, the Company began to see a significant traffic decline in its retail stores due to the outbreak of COVID-19 and temporarily closed certain of its stores and reduced hours of operation in those stores that remained open. On April 6, 2020, the Company temporarily closed all stores and shifted to offering contactless curbside pick-up and limited in-store appointments, at select locations. The reduced operations of the Company’s stores caused the Company to experience a significant decline in net sales. Additionally, volatility in the financial and capital markets due to the COVID-19 pandemic has impacted the Company’s stock price. The impact of COVID-19 on our store operations and our stock price has resulted in the need to conduct an interim impairment assessment of the Company's intangibles, long-lived assets and goodwill. The uncertainty caused by the COVID-19 pandemic has complicated the analysis required in connection with such impairment assessment, causing the Company to need to perform additional analyses and procedures. As a result, the Company will need additional time to complete such assessment.

Risk Factors

In light of recent developments relating to the COVID-19 global pandemic, the Company is supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended March 30, 2019 (the “Annual Report”) with the following risk factor, which should be read in conjunction with the other risk factors presented in the Annual Report:

The COVID-19 outbreak has led to disruption of our store operations and has had a significant and continuing adverse impact on our results of operations, financial position and cash flows.

The COVID-19 pandemic continues to affect the U.S. and grow globally and has significantly affected our business operations. It is not possible to predict the ultimate impact of the COVID-19 pandemic as the situation is rapidly evolving. On March 13, 2020, the President of the United States declared a national emergency as a result of the COVID-19 outbreak in the U.S. We experienced significant disruptions in store operations, including the temporary closure of all stores and the shift to contactless curbside click and pick-up service and limited in-store appointments at select stores, which adversely affected our business, results of operations and financial condition. As of the date of filing this Form 8-K, all 93 stores have reopened, of which 86 stores are operating with strict health and safety protocols and allowing limited customers in the store at a time, and 7 stores are operating with contactless curbside pick-up only until local mandates allow for more extensive operations. There can be no assurance that the continuation of the COVID-19 pandemic will not materially impact our future business operations.

There can be no assurance that we will not be required by landlords or authorities at the local, state or federal level to close some or all of our stores again in the future, or as to how long any such closure would last. In general, during any such closure, we would still be obligated to make payments to landlords and for routine operating costs, such as utilities and insurance. Should there be further widespread store disruptions due to the COVID-19 pandemic, there can be no

2

assurance that we will have sufficient cash flows from operations or other sources of liquidity to continue making such payments when due, or that efforts to reduce, offset or defer such obligations, such as entering into deferral agreements with landlords or other creditors, will be successful.

Although our distribution centers remain open and operational through the date of filing this Form 8-K, governmental mandates or illness or absence of a substantial number of distribution center employees could require that we temporarily close one or more of our distribution centers. This would complicate or prevent our fulfilling of online orders, and disrupt the operations of our stores by preventing our ability to supply merchandise to our stores.

Our customers may have been, and may continue to be, negatively affected by layoffs or work reductions as a result of the global economic downturn caused by COVID-19, which may have negatively impacted, and could continue to negatively impact, demand for our products as customers delay or reduce discretionary purchases. Any significant reduction in customer visits to and spending at our stores, caused directly or indirectly by COVID-19 would continue to result in a loss of revenue and profits and could result in other material adverse effects.

Our liquidity could be negatively impacted if these conditions continue or worsen for a significant period of time and we may be required to pursue additional sources of financing to obtain working capital, maintain appropriate inventory levels, and meet our financial obligations. Depending on the continued impact of the crisis, further actions may be required to improve the Company's cash position and capital structure. Concerns over the economic impact of the COVID-19 pandemic have caused extreme volatility in financial and capital markets, which has adversely impacted our stock price and may materially adversely affect our ability to access capital markets.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the ultimate impact of COVID-19 on the Company, the anticipated timing of the Company’s filing of the Report, and other plans in response to the outbreak of COVID-19 and the operation of its stores.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the outbreak of COVID-19 and the associated impact on our business, results of operations and financial condition; our optimization plan may not result in improved sales and profitability; our inability to open or relocate new stores, or remodel existing stores, in the timeframe and at the locations we anticipate; overall decline in the health of the economy, consumer spending, and the housing market; our inability to manage costs and risks relating to new store openings; our inability to source and market new products to meet consumer preferences; our failure to achieve or maintain profitability; risks relating to the opening of a second distribution center; effects of a security breach or cyber-attack of our website or information technology systems, including relating to our use of third-party web service providers; our vulnerability to natural disasters and other unexpected events, including health epidemics or pandemics such as COVID-19; our reliance upon independent third party transportation providers; our inability to protect our brand; our failure to successfully anticipate consumer preferences and demand; our inability to manage our growth; inability to locate available retail store sites on terms acceptable to us; our inability to maintain sufficient levels of cash flow to meet growth expectations; disruptions in the global financial markets leading to difficulty in borrowing sufficient amounts of capital to finance the carrying costs of inventory to pay for capital expenditures and operating costs; fluctuations in currency exchange rates; our inability to effectively grow and manage our online sales; competition from other stores and internet-based competition; our inability to obtain merchandise on a timely basis at competitive prices as a result of changes in vendor relationships; vendors may sell similar or identical products to our competitors; our reliance on key executive management, and the transition in our executive leadership; our inability to find, train and retain key personnel; labor relations difficulties; increases in health care costs and labor costs; our dependence on foreign imports for our merchandise; violations of the U.S. Foreign Corrupt Practices Act and similar worldwide anti-bribery and anti-kickback laws; our indebtedness may restrict our current and future operations, and we may not be able to refinance our debt on favorable terms, or at all; effects of tax reform; and uncertainty with respect to tax and trade policies, tariffs and government regulations affecting trade between the United States and other countries.

These and other important factors discussed under the caption “Risk Factors” in our Annual Report, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this report. Any such forward-looking statements represent management’s estimates as of the date of this report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONTAINER STORE GROUP, INC.

Date: June 10, 2020	By:	/s/ Jodi L. Taylor
Jodi L. Taylor
Chief Financial Officer and Chief Administrative Officer